Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
(14)	Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through April 24, 2015, the date at which the consolidated financial statements were available to be issued.

In January 2015, the Group announced plans to restructure its global operations. This decision included the shut down of production facility in Thalheim; Germany. The management decided to transfer the machineries used for production in Thalheim to production site in Malaysia

This change in operations in Thalheim is expected to result in the downsizing of workforce and the need to identify an alternative use for the assets. Management estimates the cost of downsizing, including termination payments, to be up to $22.1 million based on available information and developments after the initial termination notice in March 2015.

Management is also seeking to convert idle buildings into warehouses to recover the initial investment costs.

On February 10, 2015, the Company entered into a short-term loan agreement with Hanwha SolarOne in the amount of $14.7 million. The loan has a maturity of 6 months and bears an interest of 4% per annum. The principal and interest are payable on maturity.

On March 31, 2015, the Group acquired majority interest in the U.K. projects described in note 2(l). As of April 24, 2015, these two projects are completed, connected to the grid and generate revenues from the sale of electricity.